CONSENT TO SUBLEASE

THIS CONSENT TO SUBLEASE ("Consent Agreement") dated as of November 27, 2018, is made with reference to that certain sublease (the "Sublease") dated November 2, 2018, by and between eHealth, Inc., a Delaware corporation ("Sublessor"), and JJ Lake Corporation, a Delaware corporation ("Sublessee"), and is entered into between the foregoing parties and 340 Middlefield, LLC, a California limited liability company ("Lessor"), having an address at: 3 Lagoon Drive, Ste 400, Redwood City, 94065, with reference to the following facts:

1. Lessor and Sublessor have previously entered into that certain Lease Agreement, dated as of March 23, 2012, (the "Original Lease"), as amended by the certain Amendment to Lease dated May 28, 2013, (the "First Amendment", and together with the Original Lease, the "Master Lease") with regard to premises consisting of approximately 18,272 square feet of space, located at 340 E. Middlefield Road, Mountain View, CA as more particularly defined and described in the Master Lease (the "Premises" or the "Building"). All capitalized terms defined in the Master Lease shall have the same meanings when used herein except as otherwise provided.

2. Sublessor and Sublessee wish to enter into the Sublease respecting the Premises described therein (the "Sublease Premises").

3. The Master Lease provides that Sublessor may not enter into the Sublease without Lessor's prior written approval.

4. Lessor hereby consents to the subletting of the Sublease Premises by Sublessor to Sublessee pursuant to the terms of the Sublease to the extent and only to the extent that the Sublease does not enlarge Sublessor's rights under the Master Lease, give Sublessee any right not granted under the Master Lease, or increase Lessor's responsibilities or obligations under the Master Lease, and subject to the following terms and conditions:

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Neither the Master Lease, the Sublease nor this Consent Agreement shall be deemed to grant Sublessee any rights whatsoever against Lessor. Sublessee hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease Premises shall be solely against Sublessor.

2. This Consent Agreement shall not release Sublessor from any existing or future duty, obligation or liability to Lessor pursuant to the Master Lease, nor shall this Consent Agreement change, modify or amend the Master Lease in any manner, unless specifically stated that the Master Lease is changed, modified or amended. Sublessor shall be and remain liable and responsible for the performance and observance throughout the term of the Master Lease, of all of the covenants and agreements therein

set forth on the part of Sublessor to be kept, performed and observed, including without limitation the obligation for the payment of the base rent, additional rent and all other sums now and/or hereinafter becoming payable thereunder, expressly including any additional rent, any and all charges for any property, material, labor, utility or other services furnished or rendered by Lessor in or in connection with the Sublease Premises demised by the Master Lease, whether for, or at the request of, Sublessor or Sublessee.

3. The Sublease shall be subject and subordinate at all times to the Master Lease, and to all of the covenants and agreements of the Master Lease and of this Consent Agreement, and Sublessee shall not do, permit or suffer anything to be done in, or in connection with, Sublessee's use or occupancy of the Sublease Premises so sublet, which would violate any such covenants and agreements. As provided in the Master Lease and Sections 6 and 7 of this Consent Agreement, Lessor shall have the right, but not the obligation, to enforce the provisions of the Sublease, including collection of rent reserved thereunder.

4. This Consent Agreement shall not be construed as consent by the Lessor to, or as permitting, any further subletting or any assignment by either Sublessor or Sublessee.

5. The Sublease Premises shall, subject to all of the covenants and agreements of the Master Lease, be used solely for uses set forth in Section 5.1 of the Master Lease.

6. (a) In the event of Master Lease Termination (as hereinafter defined) prior to the termination of the Sublease, at Lessor's option, Sublessee agrees to attorn to Lessor and to recognize Lessor as Sublessee's landlord under the Sublease, upon the terms and conditions and at the rental rate specified in the Sublease, and for the then remaining term of the Sublease, except that Lessor shall not be bound by any provision of the Sublease which in any way increases Lessor's duties, obligations or liabilities to Sublessee beyond those owed to Sublessor under the Master Lease. Sublessee agrees to execute and deliver at any time and from time to time, upon request of Lessor, any instruments which may be necessary or appropriate to evidence such attornment. Lessor shall not (i) be liable to Sublessee for any act, omission or breach of the Sublease by Sublessor, (ii) be subject to any offsets or defenses which Sublessee might have against Sublessor, (iii) be bound by any rent or additional rent which Sublessee might have paid in advance to Sublessor, or (iv) be bound to honor any rights of Sublessee in any security deposit delivered to Sublessor in connection with the Sublease (including, without limitation, any obligation to return any portion of such security deposit upon the expiration or earlier termination of the Sublease), except to the extent Sublessor has delivered, and Lessor has received, such security deposit. Sublessor hereby agrees that in the event of Master Lease Termination, Sublessor shall immediately pay or transfer to Lessor any security deposit, rent or other sums then held by Sublessor (provided, however, that if Sublessor fails to pay or transfer such amounts to Lessor, Lessor shall have no liability or obligation to Sublessee in connection with such amounts). Lessor shall have the right, in Lessor's sole discretion, to elect not to have Sublessee attorn to Lessor and, in this event, the Sublease shall be

deemed terminated on the date of Master Lease Termination and, Lessor shall have no obligation to permit Sublessee to continue to occupy the Sublease Premises.

(b) "Master Lease Termination" means the termination of the Master Lease due to any event, including, but not limited to, any event, which by voluntary or involuntary act or by operation of law, might cause or permit the Master Lease to be terminated, expired, cancelled, foreclosed against, or otherwise come to an end, including but not limited to (1) a default by Sublessor under the Master Lease of any of the terms or provisions thereof; (2) foreclosure proceedings brought by the holder of any mortgage or trust deed to which the Master Lease is subject; or (3) the termination of Sublessor's leasehold estate by dispossession proceeding or otherwise.

(c) In the event of attornment hereunder, Lessor's liability shall be limited to matters arising during Lessor's ownership of the Premises, and in the event that Lessor (or any successor owner) shall convey or dispose of the Premises to another party, such party shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Consent Agreement or the Sublease to be performed by Lessor, which first arise after the date of conveyance, including the return of any security deposit, and, provided such successor in interest has assumed in writing all of the obligation of Lessor under this Consent Agreement or the Sublease. Sublessor shall attorn to such other party, and Lessor (or such successor owner) shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Lessor to Sublessee for any default by landlord under this Consent Agreement or the Sublease after such attornment, or arising in connection with Lessor's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Premises or the Sublease Premises, shall be limited to the interest of the Lessor in the Premises (and proceeds thereof). Under no circumstances shall any present or future general partner of Lessor (if Lessor is a partnership) have any liability for the performance of Lessor's obligations under this Consent Agreement or the Sublease.

7. In addition to Lessor's rights under Section 6 hereof and Article 15 of the Master Lease (and without limiting the scope of said Article 15), in the event Sublessor is in default beyond applicable notice and cure periods under any of the terms and provisions of the Master Lease, Lessor may elect to receive directly from Sublessee all sums due or payable to Sublessor by Sublessee pursuant to the Sublease, and upon receipt of Lessor's notice, Sublessee shall thereafter pay to Lessor any and all sums becoming due or payable under the Sublease and Sublessor shall receive from Lessor a corresponding credit for such sums against any payments then due or thereafter becoming due from Sublessor. Neither the service of such written notice nor the receipt of such direct payments shall cause Lessor to assume any of Sublessor's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Lessor the duty or obligation to honor the Sublease, nor subsequently to accept Sublessee's attornment pursuant to Section 6(a) hereof.

8. Sublessee hereby acknowledges that it has read and has knowledge of all of the terms, provisions, rules and regulations of the Master Lease and agrees not to do or

omit to do anything which would cause Sublessor to be in breach of the Master Lease. Any such act or omission shall also constitute a breach of this Consent Agreement and shall entitle Lessor to recover any damage, loss, cost or expense which it thereby suffers, from Sublessee, whether or not Lessor proceeds against Sublessor.

9. If any litigation, judicial reference or arbitration proceeding is commenced between the parties hereto concerning this Consent Agreement and/or the rights and obligations including but not limited to claims in contract, tort or equity of either party in relation thereto, the party prevailing in such litigation or arbitration proceeding, or the non-dismissing party in the event of a dismissal with or without prejudice, shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for any and all costs and expenses, including, without limitation, attorneys' fees, expert witness fees, consultants' fees, court costs, cost of paralegals, accounts, business office expenses of any kind or nature, including but not limited to staff , traveling expenses, telephone expenses, internal bookkeeping and accounting and any and all other costs and expenses of defense or prosecution incurred in connection therewith, whether specified herein or not. Any such attorneys ' fees and other costs and expenses incurred by the prevailing or non-dismissing party in enforcing a judgment in its favor under this Consent Agreement, whether or not suit is filed, shall be recoverable separately from and in addition to any other amount included in such judgment or award, and such obligation is intended to be severable from the other provisions of this Consent Agreement and to survive and not be merged into any such judgment or award.

10. This Consent Agreement shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject to all agreements and restrictions contained in the Master Lease, the Sublease and herein with respect to subleasing, assignment, or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, inconsistent herewith. No amendment, modification or change therein will be effective unless Lessor shall have given its prior written consent thereto. This Consent Agreement may be amended only in writing, signed by all parties hereto.

11. Notices required or desired to be given hereunder shall be provided as set forth in Section 19 of the Sublease. The address for Lessor shall be:
340 Middlefield LLC
c/o Mark Roberts
cc Nancy Johnson
3 Lagoon Drive, Ste 400
Redwood City, CA 94065

Any party may change its address for notice by giving notice in the manner hereinabove provided.

12. As a condition to the effectiveness of Lessor's consent to the Sublease, and whether or not Lessor shall grant consent, Sublessor shall pay Lessor's review and

processing fees, as well as any reasonable legal fees incurred by Lessor in connection with the proposed transfer up to Five Thousand Five Hundred dollars ($5,500.00), upon demand by Lessor. Lessor hereby demands that payment of $5,500 be made prior to the execution of this Sublease Consent. Lessor will refund any amount not expended. Lessor's acceptance of such fees shall impose no duty on Lessor to approve or to execute the Sublease. Sublessor shall also promptly pay Lessor any share of Bonus Rent required under the Master Lease in connection with the Sublease.

13. Sublessor and Sublessee agree to indemnify and hold Lessor harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or like payment in connection with the Sublease or (ii) relating to or arising out of the Sublease or any related agreements or dealings.

15. Sublessor agrees to hold any and all payments due under the Sublease as a trust fund to be applied first to the satisfaction of all of Sublessor's obligations under the Master Lease and hereunder before using any part thereof for any other purpose.

16. Sublessor and Sublessee have represented that the Sublease and Sublease Guaranty collectively attached hereto as Exhibit A and made a part hereof is a true and complete copy of the Sublease and Sublease Guaranty, and agree that a true and complete copy of each amendment thereto shall be delivered to Lessor within ten (10) days after the execution and delivery thereof by the parties thereto, it being understood that Lessor shall not be deemed to be a party to said Sublease or any other amendment nor bound by any of the covenants or agreements thereof, and that neither the execution and delivery of this Consent Agreement, nor the receipt by Lessor of a copy of the Sublease or Sublease Guaranty or of a copy of any such amendment, shall be deemed to change any provision of this Consent Agreement or to be a consent to, or an approval by Lessor of any covenants or agreement contained in said Sublease, Sublease Guaranty or any such amendment.

17. Sublessor has agreed to give Lessor notice within three (3) days following the date any one or more of the following conditions arise:

(a) The Sublease expires or is terminated (other than upon the occurrence of the Expiration Date set forth in the Sublease);
(b) The rent due pursuant to the Sublease is adjusted;
(c) The terms of the Sublease are modified; or
(d) The terms of the Sublease Guaranty are modified.

18. In partial consideration of Lessor approving the Sublease, Sublessor hereby waives, forfeits, and releases any and all rights it has, or may have, in the Option set forth in Section 37 of the Master Lease. Sublessor and Sublessee agree and acknowledge that upon the full execution of this Consent Agreement, the Option set forth in the Master Lease is null and void. This change to the Master Lease is specifically set forth and is not prohibited by Section 2 of this Sublease Consent. Sublessor and

Sublessee agree to sign an amendment to the Master Lease regarding the termination of the Option, if requested to do so by Lessor.

19. Prior to Lessor approving and signing this Consent Agreement, Sublessor shall complete, execute and return the Estoppel Agreement attached hereto as Exhibit B for Lessor's review and approval.

20. Sublessor and Sublessee agree and acknowledge that the Access Easement between the Premises and the neighboring Avery property ("Avery Property") may terminate due to Sublessor's termination of its lease of the Avery Property. As such, the access set forth in the Access Easement may no longer be available. Sublessor and Sublessee acknowledge that this access may no longer be available and that Lessor has no duty to restore such access. Furthermore, Sublessor, agrees and acknowledges that its obligations under the Access Easement are not modified or released by this Consent Agreement.

21. The Sublease Guaranty is a material part of the consideration for Lessor agreeing to this Consent Agreement and the Sublease Guaranty may not be released or modified without Lessor's written consent, which it may withhold in its sole discretion. By its execution of this Consent Agreement, Guarantor agrees as follows: 1) The laws of the State of California shall govern all questions with respect to the Sublease Guaranty; 2) any suit, action or proceeding arising directly or indirectly from the Sublease Guaranty shall be litigated only in California State Courts located within the County of San Mateo or the United States District Court, Northern District of California; 3) Guarantor hereby irrevocably consents to the jurisdiction of any local, state court located within the County of San Mateo and/or the United States District Court, Northern District of California; 4) Guarantor hereby waives personal service of any and all process upon it and consents to all such service of process in the manner and at the address set forth in the Sublease Guaranty; and 5)Without limiting the generality of the foregoing, Guarantor hereby waives and agrees not to assert by way of motion, defense or otherwise in any suit, action or proceeding any claim that Guarantor is not personally subject to the jurisdiction of the above-named courts, that such suits, action or proceeding is brought in an inconvenient forum or that the venue of such action, suit or proceeding is improper.

22. Section 21A of the Sublease is amended to delete 3.2(b) from the list of where "Landlord" shall mean Master Lessor only.

23. The fifth (5th) sentence of Section 21B of the Sublease is deleted in its entirety.

24. The following items listed in Exhibit D of the Sublease shall remain on the Premises and not be removed by the Sublessee, unless Lessor so requests. Notwithstanding the foregoing the Sublessor and Sublessee shall be responsible for the repair and replacement of the listed items.

a) Warming Drawers

b) Dishwasher

c) EV Charging Stations
d) Mitsubishi AC unit
e) All sound panels
f) Microwaves; and
g) Refrigerator

25. The recitals and all exhibits attached to this Consent Agreement are incorporated into and made part of this Consent Agreement.

26. This Consent Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. To facilitate execution of this Consent Agreement, the parties may execute and exchange by email in PDF format counterparts of the signatures pages which shall be deemed an original.

27. The parties acknowledge that this Consent Agreement has been negotiated to and agreed to by all parties, that all parties have consulted with attorneys with respect to the terms of this Consent Agreement and that no presumption shall be created against any party as drafter.

28. The laws of the State of California shall govern all questions with respect to this Consent Agreement. Any suit, action or proceeding arising directly or indirectly from this Consent Agreement shall be litigated only in California State Courts located within the County of San Mateo or the United States District Court, Northern District of California.

29. Sublessor and Sublessee, and Sublessee on behalf of Guarantor (each, a "Representing Party") each represents and warrants to Lessor: (i) that no Representing Party nor any person or entity that directly owns a 10% or greater equity interest in it nor any of its officers, directors or managing members is a person or entity (each, a "Prohibited Person") with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including Executive Order 13224 (the "Executive Order") signed on September 24, 2001, and entitled "Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) that the Representing Party's activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders promulgated thereunder (as amended from time to time, the "Anti-Money Laundering Act"); and (iii) that throughout the term of the Sublease the Representing Party shall comply with the Executive Order and with the Anti-Money Laundering Act.

[Signatures on following page]

IN WITNESS WHEREOF, the following parties have executed this Consent Agreement as of the date first written above.

LESSOR:

340 Middlefield LLC

By: [signature]

Mark Roberts
Print Name

Its: Manager
Title

340 Middlefield LLC
c/o Mark Roberts
cc Nancy Johnson
3 Lagoon Drive, Ste 400
Redwood City, CA 94065

LESSEE:

eHealth, Inc., a Delaware corporation

By: ______________________

____
Print Name

Its: ______________________
Title

eHealth, Inc.,
2625 Augustine Drive
Floor 2
Santa Clara, CA 95054
Attn: General Counsel

With a Copy to
eHealthInsurance Services, Inc.,
440 East Middlefield Road
Mountain View, CA 94043
Attn: General Counsel

SUBLESSEE:

JJ Lake Corporation, a Delaware corporation

By: ______________________

____
Print Name

Its: ______________________
Title

Hua Yuan International Limited
R8202A
82/F
International Commerce Centre
1 Austin Road West Kowloon
Hong Kong

GUARANTOR:

Hua Yuan International Limited

By:

____
Print Name

Its: ______________________
Title

Hua Yuan International Limited
R8202A
82/F
International Commerce Centre
1 Austin Road West Kowloon
Hong Kong

IN WITNESS WHEREOF, the following parties have executed this Consent Agreement as of the date first written above.

LESSOR:

340 Middlefield LLC

By: ________________________

____
Print Name

Its: ________________________
Title

340 Middlefield LLC
c/o Mark Roberts
cc Nancy Johnson
3 Lagoon Drive, Ste 400
Redwood City, CA 94065

LESSEE:

eHealth, Inc., a Delaware corporation

By: Derek N. Yung
Derek N. Yung
Print Name

Its: CFO
Title

eHealth, Inc.,
2625 Augustine Drive
Floor 2
Santa Clara, CA 95054
Attn: General Counsel

With a Copy to
eHealthInsurance Services, Inc.,
440 East Middlefield Road
Mountain View, CA 94043
Attn: General Counsel

SUBLESSEE:

JJ Lake Corporation, a Delaware corporation

By: ________________________

____
Print Name

Its: ________________________
Title

Hua Yuan International Limited
R8202A
82/F
International Commerce Centre
1 Austin Road West Kowloon
Hong Kong

GUARANTOR:

Hua Yuan International Limited

By:

____
Print Name

Its: ________________________
Title

Hua Yuan International Limited
R8202A
82/F
International Commerce Centre
1 Austin Road West Kowloon
Hong Kong

IN WITNESS WHEREOF, the following parties have executed this Consent Agreement as of the date first written above.

LESSOR:

340 Middlefield LLC

By: ______________________________

____
Print Name

Its: ______________________________
Title

340 Middlefield LLC
c/o Mark Roberts
cc Nancy Johnson
3 Lagoon Drive, Ste 400
Redwood City, CA 94065

LESSEE:

eHealth, Inc., a Delaware corporation

By: ______________________________

____
Print Name

Its: ______________________________
Title

eHealth, Inc.,
2625 Augustine Drive
Floor 2
Santa Clara, CA 95054
Attn: General Counsel

With a Copy to
eHealthInsurance Services, Inc.,
440 East Middlefield Road
Mountain View, CA 94043
Attn: General Counsel

SUBLESSEE:

JJ Lake Corporation, a Delaware corporation

By: [signature]

Liang Tong
Print Name

Its: CEO
Title

Hua Yuan International Limited
R8202A
82/F
International Commerce Centre
1 Austin Road West Kowloon
Hong Kong

GUARANTOR:

Hua Yuan International Limited

By: 刘澄伟 Chengwei Liu
Print Name

Its: CEO
Title

Hua Yuan International Limited
R8202A
82/F
International Commerce Centre
1 Austin Road West Kowloon
Hong Kong